UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 13, 2015

GEN3BIO, INC.

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	001-34689 (Commission File Number)	47-1470272 (IRS Employer Identification Number)

4000 W. 106th Street, Suite 125

Carmel, Indiana 46032

(Address of Principal Executive Offices)

(317) 564-9282

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2015, Michael Okada informed the Board of Directors (the “Board”) of Gen3Bio, Inc. (the “Company”) that he will resign as the Chief Financial Officer and Director of the Company, effective August 14, 2015.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

10.1	Letter of Resignation dated August 13, 2015 from Michael Okada

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEN3BIO, INC.

Date: August 13, 2015	By:	/s/ Michael Okada
Michael Okada
Chief Financial Officer and Director